Exhibit 99.1

Jupiter Wellness Merger Partner Next Frontier’s Executive Chairman Shannon Soqui Interview with Benzinga

JUPITER, FL February 15, 2022 — Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced that its merger partner Next Frontier Pharmaceuticals’ Executive Chairman Shannon Soqui was interviewed on Benzinga’s All Access 6 Emerging Growth Companies To Watch In 2022 program which can be viewed: HERE

Jupiter previously announced its definitive merger agreement with Next Frontier. The merger has been approved by the boards of both companies and is pending shareholder and regulatory approval.

During the interview, Mr. Soqui highlighted Next Frontier’s assets and opportunities including:

●	U.S. Food and Drug Administration (FDA) approved drug SYNDROS®, one of only four FDA-approved cannabinoids worldwide and the first and only FDA-approved liquid dronabinol (THC) with a consistent, synthetic formulation targeting cannabinoid receptors

●	Deep clinical pipeline including treatments for Alzheimer’s, anorexia, and pancreatic cancer which are based on the same formulation as FDA-approved SYNDROS®, and therefore can potentially be brought to market in half the time and a third of the cost of industry averages for new drugs in development

●	83,000 square foot API manufacturing facility, one of the largest captive synthetic cannabinoid and psychedelics manufacturing facilities in the US approved by the FDA and Drug Enforcement Agency

●	Approximately $300 million invested in Next Frontier’s IP and factory

About Jupiter Wellness

Jupiter Wellness, Inc. (Nasdaq: JUPW) is a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments. The Company’s product pipeline incorporates cannabidiol (CBD) to address indications including psoriasis, eczema, burns, herpes cold sores, and skin cancer. Jupiter generates revenue from a growing line of proprietary over-the-counter skincare products including its CaniSun™ sunscreen and other wellness brands sold through www.cbdcaring.com. For additional information, please visit www.jupiterwellness.com.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

1

Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to accelerate its growth and cannabinoid leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness’ and Next Frontier Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; Next Frontier Pharmaceuticals’ dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that the combined company may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that the combined company may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jupiter Wellness’ common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness’ common stock could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives, and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

2

Additional Information and Where to Find It

In connection with the proposed transaction, Jupiter Wellness intends to file a proxy and registration statement with the SEC and may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of Jupiter Wellness. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jupiter Wellness, Next Frontier Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jupiter Wellness will be available free of charge on Jupiter Wellness’ website at www.jupiterwellness.com.

Participants in the Solicitation

Jupiter Wellness, Next Frontier Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Jupiter Wellness’ security holders in connection with the proposed transaction. Information about Jupiter Wellness’ directors and executive officers is set forth in Jupiter Wellness’ proxy statement on Schedule 14A for its 2021 Annual General Meeting, which was filed with the SEC on November 3, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jupiter Wellness security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jupiter Wellness securities to be issued in the proposed transaction are anticipated to be issued in reliance upon the registration statement.

###

3